Total Path Security™ Americas Growth Capital 2011 – San Francisco Jim Morris, President & CEO, GlobalSCAPE, Inc. February 14, 2011 Exhibit 99.1

Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities
Exchange Act of 1934. The words “would,” “exceed,” “should,” “anticipates,”
“believe,” “steady,” “dramatic,” and variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. These forward-looking statements are based upon the Company’s current expectations and are subject to a number of risks, uncertainties and assumptions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are risks that are detailed in the Company’s
Annual Report on Form 10-K for the 2009 calendar year, as filed with the
Security Exchange Commission on March 30, 2010.

3 Agenda GlobalSCAPE at a glance Our partnership with CoreTrace Gaining the edge on malware New product announcement today

4 Mission and Vision Mission Deliver Highly Valued Information Solutions, Software, and Services Vision Expand Market Leadership in Worldwide Enterprise and Consumer Secure Information Exchange

35+ years of IT and information security experience (Commercial and Government)
Former VP, Information Assurance Strategy (General Dynamics)
Joined in 2008
Jim Morris
President & CEO
Proven Executive Team
20+ years of IT and information security experience (Commercial and Government)
Former VP, Worldwide Managed Security Services; VP,  Worldwide Product Marketing (Symantec)
Joined in 2008
Craig Robinson
COO
Mendy Marsh
CFO
30+ years of executive sales and marketing leadership
Former SVP Alliances/Channel/System Integrators (Fujitsu); VP Global Strategic Partner Sales (Symantec);
President/COO ( Allure Fusion Media); VP Channel Sales (IBM)
Joined in 2010
8+ years of corporate financial experience
Former Audit Manager (Deloitte & Touche, LLP)
Joined in 2008
Doug Conyers
VP Engineering
10+ years of software engineering and security experience; author of two telecom security patents
Former Chief Architect, Dir. Systems Engineering, Sr. Software Engineer (SecureLogix Corp)
Joined in 2007
Mark Perry
VP Managed Services
25+ years IT and information security  experience (Commercial and Government)
Former SVP (Fujitsu American); Global VP (Symantec); Partner (KPMG, LLP)
Joined in 2010
William Buie
EVP Sales & Marketing

Company at a Glance
Overview
We provide secure information exchange solutions to enterprise customers and consumers
Headquartered in San Antonio, Texas, with 83 full-time employees plus additional subcontractors
Founded 1996; publicly traded on NYSE Amex under ticker symbol ‘GSB’
Business Highlights
Provide license software and cloud-based subscription services for enterprises and consumers
Deliver consulting and professional engineering services to support license and cloud sales
GlobalSCAPE has over 10,000 enterprise customers in over 150 countries; 2M licenses issued for
CuteFTP
®
Recognized as leader and innovator in the Information Security and Managed File Transfer Sectors
Profitable for 24 of the past 26 quarters (as of 9/30/2010); CAGR of 25+% during 2005 – 2009
(resulting in Deloitte Technology Fast 500 recognition in 2009 and 2010); Named to Russell
Microcap
®
Index
92% maintenance and support renewals indicating high customer satisfaction in 2010
4 products introduced in last 12 months with additional product launch over next 6 months

Globally Trusted Company and Brand
Outstanding Corporate Culture
Recognized as a top workplace by Computerworld, Texas Monthly,
San Antonio Business Journal, and San Antonio Express-News
Staff retention much higher than the overall IT industry
Market driven, innovative and results oriented
Globally Trusted Brand
Implemented by 95 of Fortune 100 Companies across most verticals
Deployed by U.S. Army for worldwide logistics operations
Solution certifications include FIPS 140-2, U.S. Army Certificate of Networthiness, and Drummond AS/2
Global name recognition of CuteFTP
®
consumer solution
Leader in Gartner’s Magic Quadrant for Managed File Transfer

globalSCAPE

	Managed File Transfer
Market Size ($mm)	$554
Growth Rate	23.0%
Representative Companies	globalSCAPE Secure Information Exchange axway Sterling Commerce An IBM Company (IBM) IPSWITCH Accellion DATAMOTION YOUSENDIT

(1) Market size projected for CY 2010.

(2) Growth rate is 2009 to 2014 estimated CAGR.

FIPS 140-2 CRYPTOGRAPHY

Drummond certified www.drummondgroup.com

DEPARTMENT OF THE ARMY UNITED STATES OF AMERICA 1775

8 Foundation for Total Path Security Recognized global leader in the Managed File Transfer market

globalSCAPE

	Email Security
Market Size ($mm)	$1,929
Growth Rate	17.8%
Representative Companies	globalSCAPE Secure Information Exchange CLOUDMARK GFi KASPERSKY SmoothWall HALON webroot

(1) Market size projected for CY 2010.

(2) Growth rate is 2009 to 2014 estimated CAGR.

9 Growth into Email Security Launched email-based secure file transfer in August 2010

globalSCAPE

	Cloud Computing
Market Size ($mm)	$68,300
Growth Rate	20.5%
Representative Companies	globalSCAPE / rackspace HOSTING IBM Google salesforce.com Microsoft amazon.com hp

(1) Market size projected for CY 2010.

(2) Growth rate is 2009 to 2014 estimated CAGR.

MIX™ by GlobalSCAPE

Info Security Products Guide 2011 GLOBAL EXCELLENCE FINALISTS AWARDS

10 Growth into Cloud Services Launched cloud-based service for exchanging business data in July 2010

Web/Network & Endpoint Security
Market Size ($mm)	$9,246
Growth Rate	11.0%
Representative Companies	GlobalSCAPE / CoreTrace Sourcefire McAfee ScanSafe (Cisco) Trend Micro symantec. Barracuda Networks

(1) Market size projected for CY 2010.

(2) Growth rate is 2009 to 2014 estimated CAGR.

11 Growth into Endpoint Security Investment in CoreTrace ® in December 2009; Announcing new GlobalSCAPE ® product leveraging CoreTrace technology

Managed File Transfer	Email Security	Cloud Computing	Web/Network & Endpoint Security	Compelling
Market Size ($mm)	$554	$1,929	$68,300	$9,246	Large
Growth Rate	23.0%	17.8%	20.5%	11.0%	Fast
Representative Companies	GlobalSCAPE axway Sterling Commerce (IBM) IPSWITCH Accellion DATAMOTION YOUSENDIT	GlobalSCAPE CLOUDMARK GFi KASPERSKY SmoothWall HALON webroot	GlobalSCAPE / rackspace HOSTING IBM Google salesforce.com Microsoft amazon.com hp	GlobalSCAPE / CORETRACE SOURCEfire McAfee ScanSafe (Cisco) TREND MICRO symantec. BARRACUDA NETWORKS	GlobalSCAPE Second Quarter 2011 Announcements

(1) Market size projected for CY 2010.

(2) Growth rate is 2009 to 2014 estimated CAGR.

12 Total Path Security™

CoreTrace® Partnership
Austin-based Application Whitelisting Startup; VC-funded in 2007
Revenue generating; increasing market traction
Have known the leadership team for 20 years (founders of Wheel Group)
Innovative technology in projected high-growth market
Why Partner?
Possibly disruptive Endpoint Security solution with or without Antivirus
–
McAfee acquired SolidCore for $33M and $14M earn out in 2009
Resell into our 10,000 enterprise customers
Resell through our worldwide distribution channels
Possible integration into our product line
GlobalSCAPE
®
invested $2.3 million in Series B in December 2009
Access to technology
Minority equity position
Board seat

Gaining the Edge on Malware
Traditional antivirus solutions are hard pressed to deal with explosive malware growth
Signature-based antivirus products detect only
25% to 50% of new threats
(source: Gartner 2010 report “A Buyer’s Guide to Endpoint Protection Platforms”)
Enterprises are proving the effectiveness of application
whitelisting in defeating malware in the real world
GlobalSCAPE is taking robust CoreTrace enterprise
technology to the consumer market

Play Video 15

appShield™ Announcement
Development underway, with targeted commercial release
date during summer 2011;  Demo at RSA booth #2159
Pioneering application whitelisting solutions for consumers
High value for consumer and prosumers for their home
computers
Complements existing consumer antivirus products

appShield™ Benefits
Immediately blocks all unauthorized programs from running
Offers always-on protection against known and unknown
zero-day and future threats
Operates at kernel level to protect against malicious
software processes
Simple and easy-to-use interface; quick setup
Visibility into all programs attempting to execute
Consumes minimal computer resources unlike traditional
antivirus

appShield™ Product Launch
Positioning, branding, marketing, and media outreach
Selling online through our website
Leveraging CuteFTP
®
brand
Securing partnerships, channels, distributors, and retail
placements
Integrating with other partner capabilities and vendors
Delivering new market-driven capabilities in future
software releases

19 Thanks for your interest in GlobalSCAPE ® Questions? Stay tuned for Q2 product announcements